                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.7


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                                    SCENARIO                          1                       2                       2
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                                       SPEED          PRICING    100% pricing            100% pricing            100% pricing
                                       RATES                       Forward                 Forward +100            Forward +200
                                    TRIGGERS                         Fail                    Fail                    Fail
                                CLEANUP CALL                      To Maturity             To Maturity             To Maturity
                         DEFAULT P&I ADVANCE                     100% Advance            100% Advance            100% Advance
                            DEFAULT SEVERITY                         100%                    100%                    100%
                        DEFAULT RECOVERY LAG           Months     12 months               12 months               12 months
                             DEFAULT BALANCE                    Current Balance         Current Balance         Current Balance
                             CPR = CDR + CRR Capped at prepay
                                   CPR = CRR     PSA standard      CPR = CRR               CPR = CRR               CPR = CRR
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                 INITIAL
       RATINGS      BOND                SUB-
CLASS    M/S        SIZE          ORDINATION
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A      Aaa/AAA     69.75               33.95   CDR
                                               CummLosses
M1     Aa2/AA       8.45               25.50   CDR
                                               CummLosses
M2     A2/A         6.90               18.60   CDR
                                               CummLosses
B1     Baa1/BBB+    4.05               14.55   CDR                              8.75                    7.94                    7.08
                                               CummLosses     75,271,921.15 (20.02%)  69,359,194.99 (18.45%)  62,877,573.25 (16.72%)
B2     Baa2/BBB     1.70               12.85   CDR                              7.88                    7.08                    6.29
                                               CummLosses     68,913,916.39 (18.33%)  62,877,573.25 (16.72%)  56,729,566.61 (15.09%)
B3     Baa3/BBB-    1.65               11.20   CDR                              7.06                    6.31                    5.56
                                               CummLosses     62,724,257.70 (16.68%)  56,887,576.48 (15.13%)  50,875,644.61 (13.53%)
B4     Ba1/BB+      1.60                9.60   CDR
                                               CummLosses
B5     Ba2/BB       1.50                8.10   CDR
                                               CummLosses
                                        8.10   CDR
                                               CummLosses
                                        8.10   CDR
                                               CummLosses
                                        8.10   CDR
                                               CummLosses
                      --                8.10   CDR                                --                      --                      --
                                               CummLosses
OC                  4.40                8.10                                      --                      --                      --